SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities

                              Exchange Act of 1934

                                February 11, 2000
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                (Date of Report, date of earliest event reported)



                               TREMONT CORPORATION
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             (Exact name of Registrant as specified in its charter)



                   Delaware             1-10126                  76-0262791
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                (State or other           (Commission           (IRS Employer
                jurisdiction of           File Number)          Identification
                incorporation)                                  Number)


                      1999 Broadway, Suite 4300, Denver, CO     80202
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                     (Address of principal executive offices) (Zip Code)



                                 (303) 296-5600
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                     (Registrant's telephone number, including area code)


                                 Not Applicable

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                  (Former name or address, if changed since last report)

Item 5:  Other Events

         On February 11, 2000 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's fourth quarter and 1999 financial results.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          Item No.  Exhibit List

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          99.1      Press release dated February 11, 2000 issued by Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TREMONT CORPORATION
                                     (Registrant)




                                     By: /s/ Robert E. Musgraves

                                     Robert E. Musgraves
                                     Vice President, General Counsel
                                       and Secretary

Date: February 11, 2000